UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 19, 2009
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:
This Current Report on Form 8-K/A is being filed by MGM MIRAGE, a Delaware corporation (the “Company”), to amend, as set forth below, Item 8.01 of the Company’s Current Report on Form 8-K, dated August 19, 2009 with a filing date of August 25, 2009.
Item 8.01 Other Events.
     On August 19, 2009, Robert Lowinger filed in the U.S. District Court in the District of Nevada a purported class action against defendants the Company, J. Terrence Lanni, James J. Murren, Daniel J. D’Arrigo and Robert H. Baldwin alleging federal securities laws violations. The complaint includes two counts: (i) violation of Section 10(b) of the Exchange Act of 1934, as amended, and Rule 10b-5 thereunder against all defendants, and (ii) violation of Section 20(a) of the Exchange Act of 1934, as amended, against the individual defendants. In the complaint, Mr. Lowinger alleges that, between August 2, 2007 and March 5, 2009, the defendants disseminated or approved materially false and misleading statements that deceived the investing public regarding the Company’s business, operations, management and intrinsic value of its common stock.
     On September 14, 2009, Mario Guerrero filed in the U.S. District Court in the District of Nevada a purported shareholder derivative action against individual defendants James J. Murren, J. Terrence Lanni, Robert H. Baldwin, Gary N. Jacobs, Alan Feldman, Bruce Gebhardt, Phyllis A. James, Punam Mathur, Bryan Wright, Kirk Kerkorian, Willie D. Davis, Kenny C. Guinn, Alexander M. Haig, Jr., Alexis Herman, Roland Hernandez, Anthony Mandekic, Rose McKinney-James, Daniel J. Taylor and Melvin B. Wolzinger, and the Company as a nominal defendant. The complaint includes four counts: (i) breach of fiduciary duty for alleged “improper financial reporting” against certain individual defendants; (ii) breach of fiduciary duty for alleged “insider selling and misappropriation of information” against certain individual defendants; (iii) breach of fiduciary duty against all individual defendants; and (iv) unjust enrichment against all individual defendants. In the complaint, Mr. Guerrero alleges that certain former and current officers and directors of the Company committed purported breaches of fiduciary duty “between August 2, 2007 and the present.”
     On September 14, 2009, Regina Shamberger filed in the U.S. District Court in the District of Nevada a purported shareholder derivative action against individual defendants J. Terrence Lanni, James J. Murren, Robert H. Baldwin, Daniel D’Arrigo, Alexis Herman, Rose McKinney-James, Roland Hernandez, Kenny C. Guinn, Gary N. Jacobs, Kirk Kerkorian, Willie D. Davis, Alexander M. Haig, Jr., Melvin B. Wolzinger, Anthony Mandekic, and Daniel J. Taylor, and nominal defendant MGM MIRAGE. The complaint includes four counts: (i) breach of fiduciary duty against all defendants; (ii) breach of fiduciary duties for alleged “insider selling and misappropriation of information” against certain individual defendants; (iii) waste of corporate assets against all defendants; and (iv) unjust enrichment against all defendants. In the complaint, Ms. Shamberger alleges that certain former and current officers and directors of the Company committed purported breaches of fiduciary duty, waste of corporate assets, and unjust enrichment that occurred “between August 2007 and the present.”
     The Company believes that the allegations set forth in these aforementioned complaints are without merit. The Company will vigorously defend against these claims but there can be no assurance that the outcome of the proceedings will not have a material adverse effect on the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: September 17, 2009	By:	/s/ Troy E. McHenry
		Name:	Troy E. McHenry
		Title:	Vice President — Legal Affairs